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                                                                    EXHIBIT 10.9

                      AMENDED AND RESTATED OPTION AGREEMENT

THIS AMENDED AND RESTATED OPTION AGREEMENT ("Agreement") is made on this 10th day of May, 2004 in Beijing, People's Republic of China ("PRC")

among

(1) KONGZHONG INFORMATION TECHNOLOGIES (BEIJING) CO., LTD. [CHINESE CHARACTERS], with its registered address at Room 1205, CEC Building, No.6 South Street of Zhong Guan Cun, Hai Dian District, Beijing, PRC ("KongZhong Beijing")

(2) ZHOU, YUNFAN, a PRC citizen whose PRC identification number is 110102197411102374, and whose residential address is 13A, No. 9 Building, Guang Cheng South Garden, Ma Dian, Beijing, PRC("Zhou")

(3) YANG, SONGLIN, a PRC citizen whose PRC identification number is 410105490701051 and whose residential address is 13A, No. 9 Building, Guang Cheng South Garden, Ma Dian, Beijing , PRC ("Yang")

(4) HUANG, ZHEN, a PRC citizen whose PRC identification number is 610104780219162 and whose residential address is, 13A, No. 9 Building, Guang Cheng South Garden, Ma Dian, Beijing , PRC("Huang")

and

(5) Cha, Yang, a PRC citizen whose PRC identification number is 110108196401019036, and whose residential address is 13A, No. 9 Building, Guang Cheng South Garden, Ma Dian, Beijing , PRC ("Cha")

(Each of Zhou, Yang, Huang and Cha is hereinafter referred to as a "Grantor" and collectively the "Grantors")

WHEREAS
-------

A. KongZhong Beijing is a wholly foreign-owned enterprise, duly established and registered in Beijing under the laws of the PRC.

B. Zhou, Yang, Huang and Cha together hold 100% of the registered capital of Beijing AirInBox Information Technologies Co., Ltd. ("Beijing AirInBox"), a limited liability company, with a registered capital of RMB 10,000,000. (the "Equity Interests") and respectively, Zhou holds 10%, Yang holds 42%, Huang holds 3%, bj-4825

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and Cha holds 45%.


C. Grantors have agreed to grant exclusively to KongZhong Beijing an option to purchase the Equity Interests, subject to the terms and conditions set forth below.



THE PARTIES THEREFORE AGREE AS FOLLOWS:


                         ARTICLE 1: GRANT OF THE OPTION

1.1  Purchase Option
     ---------------

     Each of Zhou, Yang, Huang and Cha hereby grants to KongZhong Beijing an option (each and "Option" and collectively the "Options") to purchase their respective Equity Interests at the purchase price of RMB twenty thousand (20,000) per one (1) percent of the registered capital of Beijing AirInBox, each of such option shall become vested as of the date of this Agreement.

1.2  Term
     ----

     This Agreement shall take effect as of the date of signing by the parties hereto and shall remain in full force and effect until the earlier of (1) the date on which all of the Equity Interests have been purchased by KongZhong Beijing and (2) the tenth anniversary of the date hereof.


                ARTICLE 2: EXERCISE OF THE OPTION AND ITS CLOSING

2.1  Timing of Exercise
     ------------------

     2.1.1 Each of the Grantors agrees that KongZhong Beijing in its sole discretion may at any time, and from time to time after the date hereof, exercise the Options, in whole or in part, to acquire all or any portion of their respective Equity Interests, subject only to applicable laws of the PRC, including any restrictions on foreign investment.

     2.1.2 For the avoidance of doubt, each of the holders hereby agrees that KongZhong Beijing shall be entitled to exercise the Option for an unlimited number of times, until all of the Equity Interests have been acquired by KongZhong Beijing.

     2.1.3 The Grantors agree that KongZhong Beijing may designate in its sole discretion



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          any third party to exercise the Options on its behalf, in which case
          KongZhong Beijing shall provide written notice to the Grantor at the time the Option granted by such Grantor is exercised.

2.2  Transfer
     --------

     The Grantors agree that the Option shall be freely transferable, in whole or in part, by KongZhong Beijing to any third party, and that, upon such transfer, the Option may be exercised by such third party upon the terms and conditions set forth herein, as if such third party were a party to this Agreement, and that such third party shall assume the rights and obligations of KongZhong Beijing hereunder.

2.3  Notice Requirement
     ------------------

     2.3.1 To exercise an Option, KongZhong Beijing shall send an written notice to the Grantor such Option is to be exercised by no later than ten
          (10) days prior to each Closing Date (as defined below), specifying therein:

          2.3.1.1 The date of the effective closing of such purchase (a "Closing Date");

          2.3.1.2 the name of the person in which the Equity Interests shall be registered;

          2.3.1.3 the amount of Equity Interests to be purchased from such Grantor;

          2.3.1.4 the type of payment; and

          2.3.1.5 a letter of authorization, where a third party has been designated to exercise the Option.

     2.3.2 For the avoidance of doubt, it is expressly agreed among the parties that KongZhong Beijing shall have the right to exercise the Options and elect to register the Equity Interests in the name of another person as it may designates from time to time.

2.4  Closing
     -------

     On each Closing Date, KongZhong Beijing shall pay to the relevant Grantor the applicable purchase price for the Equity Interests to be purchased on such Closing Date as provided in Article 1 above.


                              ARTICLE 3: COMPLETION

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3.1  Assignment Agreement
     --------------------

     Concurrently with the execution and delivery of this Agreement, and from time to time upon the request of KongZhong Beijing, each of the Grantors shall execute and deliver one or more assignments, each in the form and content substantially satisfactory to KongZhong Beijing (each an "Assignment"), together with any other documents necessary to give effect to the transfer to KongZhong Beijing or its designated party of all or any part of the Equity Interests upon an exercise of an Option by KongZhong Beijing (the " Ancillary Documents"). Each Assignment and the Ancillary Documents are to be held in KongZhong Beijing.

3.2  Board Resolution
     ----------------

     Notwithstanding Section 3.1 above, concurrently with the execution and delivery of this Agreement, and from time to time upon the request of KongZhong Beijing, each of Grantors shall execute and deliver one or more resolutions of the board of directors and/or shareholders of Beijing AirInBox, approving the following:

     3.2.1 The transfer by the Grantor of all or part of the Equity Interests to KongZhong Beijing or its designated party; and

     3.2.2 any other matters as KongZhong Beijing may reasonably request.

     Each Resolution is to be held in KongZhong Beijing.


                    ARTICLE 4: REPRESENTATIONS AND WARRANTIES

4.1  Representations and Warranties
     ------------------------------

     Each of Grantors severally represents and warrants to KongZhong Beijing that:

     4.1.1 it has the full powder and authority to enter into, and perform under, this Agreement;

     4.1.2 its signing of this Agreement or fulfilling of any its obligations hereunder does not violate any laws, regulations and contracts to which it is bound, or require any government authorization or approval;

     4.1.3 there is no lawsuit, arbitration or other legal or government procedures pending which, based on its knowledge, shall materially and adversely affect this Agreement and the performance thereof;



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     4.14 it has disclosed to KongZhong Beijing all documents issued by any government department that might cause a material adverse effect on the performance of its obligations under this Agreement;

     4.1.5 it has not been declared bankrupt by a count of competent jurisdiction;

     4.1.6 its equity shareholding in Beijing AirInBox is free and clear from all liens, encumbrances and third party rights;

     4.1.7 it will not transfer, donate, pledge, or otherwise dispose of its equity shareholdings in any way unless otherwise agreed by KongZhong Beijing;

     4.1.8 the Option granted to KongZhong Beijing shall be exclusive, and neither Grantor shall grant the Option or any similar rights to a third party by any means whatsoever; and

     4.1.9 Zhou further represents and warrants to KongZhong Beijing that he owns 10% of the Equity Interests of Beijing AirInBox, Yang further represents and warrants to KongZhong Beijing that he owns 42% of the Equity Interests of Beijing AirInBox, Huang further represents and warrants to KongZhong Beijing that he owns 3% of the Equity Interests of Beijing AirInBox and Cha further represents and warrants to KongZhong Beijing that he owns 45% of the Equity Interests of Beijing AirInBox. The Parties hereby agree that representations and warranties set forth in Sections 4.1.1, 4.1.2, 4.1.3, 4.1.4, 4.1.5,4.1.6, 4.1.7
          and 4.1.8 shall be deemed to be repeated as of each Closing Date as if such representations and warrants were make on and as of such Closing Date.

4.2  Covenants and Undertaking
     -------------------------

     Each of Grantors covenants and undertakes to COTAB that:

     4.2.1 he will bear all costs arising from executing each Assignment, the Ancillary Documents and any other relevant documents required therefore, and will complete all such formalities as are necessary to make KongZhong Beijing or its designated party a full and proper shareholder of Beijing AirInBox. Such formalities include, but are not limited to, assisting KongZhong Beijing with the obtaining of necessary approvals of the equity transfer from relevant government authorities (if any), the submission of the Assignment to the relevant administrative department of industry and commerce for the purpose of amending the Articles of Association, changing the list of shareholders and undertaking any other changes.



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     4.2.2 he will, upon request by KongZhong Beijing, establish a domestic entity to hold the interests in Beijing AirInBox as a Chinese party in case Beijing AirInBox is restructured to an FIE.


                                ARTICLE 5: TAXES

Each of the Parties undertakes to pay its portion of any taxes and duties that might arise from the execution and performance of this Agreement.


                                ARTICLE 6: BREACH

In the event of a breach by any Party of its respective representations, warranties, covenants or obligations under this Agreement, the breaching Party shall compensate the non-breaching Parties for any actual losses arising therefrom.


                ARTICLE 7: GOVERNING LAW AND DISPUTE SETTLEMENT

7.1  Governing Law
     -------------

     The execution, effectiveness, interpretation and performance of this Agreement shall be governed by the laws of the PRC.

7.2  Friendly Consultation
     ---------------------

     If a dispute arises in connection with the interpretation or performance of this Agreement, the Parties shall attempt to resolve such dispute through friendly consultations between them or mediation by a neutral third party. If the dispute cannot be resolved in the aforesaid manner within thirty
     (30) days after the commencement of such discussions, either Party may submit the dispute to arbitration.

7.3  Arbitration
     -----------

     Any dispute arising in connection with this Agreement shall be submitted to the China International Economic and Trade Arbitration Commission in Beijing for arbitration in accordance with its rules. The arbitral award shall be final and binding upon the Parties.


                           ARTICLE 8: CONFIDENTIALITY

8.1  Confidential Information
     ------------------------



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     The contents of this Agreement and the Annexes hereof shall be kept confidential. No Party shall disclose any such information to any third party (except for the purpose described in Article 2.2 and by a prior written agreement among the Parties). Each Party's obligations under this clause shall survive after the termination of this Agreement.

8.2  Exceptions
     ----------

     If a disclosure is explicitly required by law, any courts, arbitration tribunals, or administrative authorities, such a disclosure by any Party shall not be deemed a violation of Article 8.1 above.


                            ARTICLE 9: MISCELLANEOUS

9.1  Extension
     ---------

     The Parties may enter into discussions regarding any extension of this Agreement one (1) month prior to its expiration.

9.2  Entire Agreement
     ----------------

     9.2.1 This Agreement constitutes the entire agreement and understanding among the Parties in respect of the subject matter hereof and supersedes all prior discussions, negotiations and agreements among them. This Agreement shall only be amended by a written instrument signed by all the Parties.

     9.2.2 The Annexes attached hereto shall constitute an integral part of this Agreement and shall have the same legal effect as this Agreement.

9.3  Notices
     -------

     9.3.1 Unless otherwise designate by the other Party, any notices or other correspondences among the Parties in connection with the Performance of this Agreement shall be delivered in person, by express mail, e-mail, facsimile or registered mail to the following correspondence addresses and fax numbers:


     KongZhong Beijing                :   KongZhong Information Technologies
                                          (Beijing) Co., Ltd.
     Address                          :   Room 809, Tower A, No. 2 Yuetan North
                                          Street, Xicheng District, Beijing,
                                          China
     Zip code                         :   100045
     Telephone                        :   (86 10) 68083188



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     Facsimile                        :   (86 10) 68083118
     Contact                          :   Chief Executive Officer
     Person

     Zhou, Yunfan                     :   Zhou, Yunfan
     Address                          :   13A, No. 9 Building,
                                          Guang Cheng South Garden,Ma Dian,
                                          Beijing, China
     Zip code                         :   100088
     Telephone                        :   (86 10) 62077989
     Facsimile                        :   (86 10) 62077989

     Yang, Songlin                    :   Yang, Songlin
     Address                          :   13A, No. 9 Building, Guang Cheng South
                                          Garden, Ma Dian, Beijing, China
     Zip code                         :   100088
     Telephone                        :   (86 10) 62077989
     Facsimile                        :   (86 10) 62077989

     Huang, Zhen                      :   Huang, Zhen
     Address                          :   13A, No.9 Building, Guang Cheng South
                                          Garden, Ma Dian, Beijing, China
     Zip Code                         :   100088
     Telephone                        :   (86 10) 62077989
     Facsimile                        :   (86 10) 62077989

     Cha, Yang                        :   Cha, Yang
     Address                          :   13A, No.9 Building, Guang Cheng South
                                          Garden, Ma Dian, Beijing, China
     Zip Code                         :   100088
     Telephone                        :   (86 10) 62077989
     Facsimile                        :   (86 10) 62077989



     9.3.2 Notices and correspondences shall be deemed to have been effectively delivered:

          9.3.2.1 at the exact tine displayed in the corresponding transmission record, if delivered by facsimile, unless such facsimile is sent after 5:00 pm or on a non-business day in the place where it is received, in which case the date of receipt shall be deemed to be the following business day;

          9.3.2.2 on the date that the receiving Party signs for the document, if delivered in person (including express mail);

          9.3.2.3 on the fifteenth (15th ) day after the date shown on the registered mail



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               receipt, if sent by registered mail;

          9.3.2.4 on the successful printing by the sender of a transmission report evidencing the delivery of the relevant e-mail, if sent by e-mail.

9.4  Binding Effect
     --------------

     This Agreement shall be binding on the Parties and their successors and assigns.

9.5  Language and Counterparts
     -------------------------

     This Agreement shall be executed in five (5) originals in English, with one
     (1) original for KongZhong Beijing, one (1) original each for Grantors.

9.6  Days and Business Day
     ---------------------

     A reference to a day herein is to a calendar day. A reference to a business day herein is to a day on which commercial banks are open for business in the PRC.

9.7  Headings
     --------

     The headings contained herein are inserted for reference purposes only and shall not affect the meaning or interpretation of any part of this Agreement.

9.8  Singular and Plural
     -------------------

     Where appropriate, the plural includes the singular and vice versa.

9.9  Unspecified Matter
     ------------------

     Any matter not specified in this Agreement shall be handled through discussions among the Parties and resolved in accordance with PRC law.

9.10 Survival of Representations, Warranties, Covenants and Obligations
     ------------------------------------------------------------------

     The respective representations, warranties, covenants and obligations of the Parties, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Party, and shall survive the delivery and payment for the Equity Interests.

This Agreement has been signed by the Parties or their duly authorized representatives on the date first specified above.

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KONGZHONG INFORMATION TECHNOLOGIES (BEIJING) CO., LTD.

By: /s/ Nick Yang
    -------------------------------
Signature:


Seal:

ZHOU, YUNFAN


Signature: /s/ Yunfan Zhou
           ------------------------

YANG, SONGLIN

Signature: /s/ Songlin Yang
           ------------------------

HUANG, ZHEN

Signature: /s/ Zhen Huang
           ------------------------

CHA, YANG

Signature: /s/ Yang Cha
           ------------------------





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